UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 29, 2022

APPALACHIAN CONSUMER RATE RELIEF FUNDING LLC
(Exact Name of Issuing Entity as Specified in Its Charter)

Commission File Number of issuing entity:	333-191392-01
Central Index Key Number of issuing entity:	0001587650

APPALACHIAN POWER COMPANY
(Exact Name of Depositor as Specified in Its Charter)

Commission File Number of depositor:	333-191392
Central Index Key Number of depositor:	0000006879

APPALACHIAN POWER COMPANY
(Exact Name of Sponsor as Specified in Its Charter)

Central Index Key Number of sponsor (if applicable):	0000006879

Delaware	54-0124790
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 6.02    Change of Servicer of Trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of January 28, 2022, between U.S. Bank National Association, a national banking association ("U.S. Bank N.A.") and U.S. Bank Trust Company, National Association, a national banking association ("U.S. Bank Trust Co.") and as a result of the transfer of substantially all of U.S. Bank N.A.'s corporate trust business to U.S. Bank Trust Co., effective as of August 29, 2022, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as the indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture, dated November 15, 2013 (the "Indenture"), between Appalachian Consumer Rate Relief Funding, LLC (the "Issuing Entity") and the Indenture Trustee, for the benefit of the noteholders. The duties and responsibilities of the Indenture Trustee, limitations on the Indenture Trustee's liability and indemnification under the transaction documents, contractual provisions regarding the Indenture Trustee's removal, replacement or resignation under the transaction documents, and other information contemplated by Item 1109(a)(3) through (6) of Regulation AB remains unchanged from the information described in the final prospectus, dated November 6, 2013 and filed with the Commission on November 12, 2013.

U.S. Bank N.A. made a strategic decision to reposition its corporate trust business by transferring substantially all of its corporate trust business to its affiliate, U.S. Bank Trust Co., a non-depository trust company (U.S. Bank N.A. and U.S. Bank Trust Co. are collectively referred to herein as "U.S. Bank"). Upon U.S. Bank Trust Co.'s succession to the business of U.S. Bank N.A., it became a wholly owned subsidiary of U.S. Bank N.A. The Indenture Trustee will maintain the accounts of the Issuing Entity in the name of the Indenture Trustee at U.S. Bank N.A.

U.S. Bancorp, with total assets exceeding $573 billion as of December 31, 2021, is the parent company of U.S. Bank N.A., the fifth largest commercial bank in the United States. As of December 31, 2021, U.S. Bancorp operated over 2,200 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.

U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 domestic and 2 international cities. The Indenture will be administered from U.S. Bank's corporate trust office located at 190 S. LaSalle Street, 7th Floor, Mail Code: MK-IL-SL7R, Chicago, Illinois 60603.

U.S. Bank has provided corporate trust services since 1924. As of December 31, 2021, U.S. Bank was acting as trustee with respect to over 118,000 issuances of securities with an aggregate outstanding principal balance of over $5.2 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

The Indenture Trustee shall make each monthly statement available to the noteholders via the Indenture Trustee's internet website at https://pivot.usbank.com. Holders of notes with questions, including regarding the use of the Indenture Trustee's internet website, may direct them to the Indenture Trustee's bondholder services group at (800) 934-6802.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPALACHIAN POWER COMPANY

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

August 29, 2022